UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2017

UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-25976	23-2802415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 S 15th Street, Suite 1200
Philadelphia, PA	19102
(Address of principal executive offices)	(Zip Code)

215-351-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 4.01.  Changes in Registrant’s Certifying Accountant

Effective September 12, 2017, United Bancshares, Inc. (the “Company”) was notified by RSM US, LLP (“RSM”) that it declined to stand for reelection as its independent registered public accounting firm.  RSM had served as the Company’s independent registered independent accounting firm since 2005. The Audit Committee of the Board of Directors is actively seeking to engage another firm to replace RSM.

The report of RSM on the Company’s consolidated financial statements as of December 31, 2015 and 2014 and for the years then ended, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s past two fiscal years and the period from January 1, 2016 to September 12, 2017, (a) there were no disagreements as described in Item 304 (a)(1)(iv) of Regulation S-K promulgated by the Securities Exchange Commission with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in its reports on the consolidated financial statements for such years; and (b) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, except that as identified and described in management’s assessment of the Company’s internal control over financial reporting as reported on its Form 10-K for the fiscal year ended December 31, 2015, material weaknesses  existed in the internal controls as of December 31, 2015 in connection with credit administration matters and the timeliness of financial reporting related to the identification and support for asset quality matters that could have a material effect on the consolidated financial statements.

The Company provided RSM with a copy of the foregoing disclosures and requested that RSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Attached as Exhibit 16.1 is a copy of RSM’s letter, dated September 18, 2017.

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits.

        16.1  Letter from RSM US, LLP to the Securities and Exchange Commission dated September 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCSHARES, INC.

September 18, 2017	By:	/s/ Evelyn F. Smalls
Evelyn F. Smalls
President and Chief Executive Officer